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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 4, 2000
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                       1-2572                  73-1520922
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant=s telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Items 1 - 4.  Not Applicable.
------------  --------------

Item 5.       Other Events.
-------       ------------

              ONEOK, Inc. (the Company) signed a short-term credit agreement with Bank of America.

Item  6.      Not Applicable.
--------      --------------

Item 7.       Exhibits.
-------       --------

Exhibit
No.           Description
---           -----------

1.a. Credit agreement between ONEOK, Inc. and Bank of America dated March 22, 2000.

Items 8-9.    Not Applicable.
----------    --------------

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 4th day of April 2000.

                                        ONEOK, Inc.

                                   By   Jim Kneale
                                        -------------------------------------
                                        Jim Kneale
                                        Vice President, Chief Financial
                                        Officer, and Treasurer

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